UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 3, 2003

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


                 Delaware                            51-0068479
    (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

     On January 3, 2003, Rollins, Inc., a nationwide consumer services company (NYSE Ticker Symbol - ROL), reported that during its fourth quarter ended December 31, 2002 it had purchased for cash 46,500 shares of its $1 par value common stock.

ITEM 7.  Financial Statements and Exhibits.

                 ( c )  Exhibits.

                       (99.1) The Registrant's Press Release dated January 3,
                              2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  January 7, 2003           By:  /s/ Gary W. Rollins
                                      ------------------------------------------
                                      Gary W. Rollins
                                      Chief Executive Officer, President
                                      and Chief Operating Officer





Date:  January 7, 2003           By:  /s/ Harry J. Cynkus
                                      ------------------------------------------
                                      Harry J. Cynkus
                                      Chief Financial Officer and Treasurer